Annual Report

Georgia
Tax-Free
Bond Fund

February 28, 2003

T. Rowe Price(registered trademark) logo icon(registered trademark)

Table of Contents
--------------------------------------------------------------------------------

Highlights 1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  Georgia Market Update                                             3

  Performance and Portfolio Strategy                                4

  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            14

Statement of Changes in Net Assets                                 15

Notes to Financial Statements                                      16

Report of Independent Accountants                                  20

Fund Trustees and Officers                                         22



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Highlights
--------------------------------------------------------------------------------

o Bonds continued to outperform stocks during the fund's fiscal year as interest rates fell and investors sought lower-risk securities.

o Tax-free bonds provided solid returns and unusually attractive yields versus taxable securities.

o For both the 6- and 12-month periods, the fund's returns surpassed the Lipper Georgia Municipal Debt Funds Average.

o Our strategy reflects careful attention to credit and interest rate risk in a challenging geopolitical and economic environment.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------

Georgia Tax-Free

Bond Fund                                             3.17%                7.15%

Lipper Georgia Municipal

Debt Funds Average                                    2.68                 6.41
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

Price Per Share                            $         11.16      $         11.27

Dividends Per Share

  For 6 months                                        0.25                 0.24

  For 12 months                                       0.50                 0.49

30-Day Dividend Yield *                               4.38%                4.25%

30-Day Standardized

Yield to Maturity                                     3.62                 3.42

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.
--------------------------------------------------------------------------------

Portfolio Manager's Report
--------------------------------------------------------------------------------

Tax-free municipal bonds and your fund posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long-term rates. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors-shell-shocked by corporate scandals in the first half of our fiscal year-preferred bonds with the least credit risk.

ECONOMY AND INTEREST RATES

     One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. In early 2003, heightened fears of terrorist activity, harsh weather, and the increasing likelihood of war brought the economy to a virtual standstill. Throughout the 12-month period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels last October.
--------------------------------------------------------------------------------

                                    Georgia Bond Yield Index

2/28/02                                     5.15
                                            5.39
                                            5.22
5/02                                        5.2
                                            5.15
                                            5.01
8/02                                        4.96
                                            4.67
                                            5.05
11/02                                       5.11
                                            4.85
                                            4.92
2/28/03                                     4.8



Source: T. Rowe Price Associates
--------------------------------------------------------------------------------

     Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November) kept interest rates depressed through February. Short- and intermediate-term tax-free rates-which closely tracked the fed funds rate-declined approximately 25 to 50 basis points over the last six months, falling more than long-term rates. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped only about 30 to 50 basis points.

Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months. An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply increased 25% over the 2001 level as many states issued bonds to bolster weakened budgets.

Low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.

GEORGIA MARKET UPDATE

     Georgia's economy and fiscal condition continued to be affected by the nationwide slowdown, but overall the state held up well. Major layoffs by Delta Airlines helped push the unemployment rate from 4.8% at the start of 2002 to 5.3% in July, where it stabilized through December. Services remained the leading employment sector (28%), followed by trade (23%), government (15%), and manufacturing (13%). Anchored by Hartsfield International Airport and many Fortune 500 headquarters, the Atlanta area accounts for 55% of the state's employment. The state's per capita income level is slightly below the U.S. average, but compares favorably when cost-of-living and quality-of-life factors are considered.

     Data reflecting the first eight months of the state's 2003 fiscal year (through February 28, 2003) show a 3.4% drop in revenue collections year-over-year. However, the outgoing governor mandated a 2.5% spending cut by all state agencies, and this together with the use of some $462 million of one-time funds enabled the new governor to balance the budget. The state retains a very healthy reserve account (approximately $1.5 billion from all sources) going into the next fiscal year, putting it on much firmer financial footing than all but a handful of other states.

PERFORMANCE AND PORTFOLIO STRATEGY

     For the 6- and 12-month periods ended February 28, 2003, your fund returned 3.17% and 7.15%, respectively. Aided by our strategy and below-average expenses, these results surpassed the fund's peer group average for both periods, as shown in the table on page 1. Total returns reflected dividends paid per share, which were essentially unchanged over the year, together with an increase in net asset value as interest rates declined on balance. The fund's current yield continued to slip as the share price rose, but at 4.25% on February 28 it was equal to 6.54% on a taxable-equivalent basis for investors in the 35% federal tax bracket.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      15.4                 14.3

Weighted Average Effective
Duration (years)                                       6.6                  6.0

Weighted Average Quality *                              AA                   AA


*    Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     As the economy languished and interest rates seemed likely to continue falling, we concentrated new purchases on maturities of 15 years or shorter, particularly within 10 years. This strategy lowered our weighted average maturity from 15.4 years in the middle of our fiscal year to 14.3 years at fiscal year-end. Since the steepest interest rate declines were among shorter maturities, especially in recent months, the fund benefited from appreciation in these holdings. In addition, we took profits by selling some long-term noncallable holdings. While falling rates generally aided fund results, this was not the case with our housing finance bonds. Paralleling the pickup in homeowner refinancings, these bonds were subject to accelerating calls, meaning they were retired before their stated maturity date. As a result, this sector lagged in the tax-free market just as mortgage-backed bonds tend to lag in the taxable market when refinancings increase.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

Water and Sewer Revenue                                 17%                  20%

General Obligation-Local                                19                   17

Prerefunded Bonds                                       13                   13

Electric Revenue                                         6                    7

Air and Sea Transportation Revenue                       7                    7
--------------------------------------------------------------------------------

     Performance was also aided by our focus on maintaining the fund's high average credit quality (AA). In the uncertain economic environment that prevailed, high-quality bonds generally outperformed lower-quality issues. The economy's lackluster growth also prompted us to make moderate shifts in our sector allocations. We reduced exposure to tax-supported general obligations and increased holdings of essential service revenue bonds, such as those supported by revenues from water and sewer services. We believe revenue bonds like these should hold up better as state and local government bond issuers are affected by lower income and sales tax receipts.

OUTLOOK

     Our outlook remains little changed from six months ago. At present, historically low interest rates and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than 2002, but still at relatively high levels. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Also, even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends-one of President Bush's proposals-in the near future, such legislation if passed could be disadvantageous for the municipal market. Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand even if the economy and global tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability-excepting recent oil-related price spikes-has largely stamped out inflation, the archenemy of bond investors.

     The credit outlook, particularly for states highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.



     Respectfully submitted,

     Hugh D. McGuirk
     Chairman of the Investment Advisory Committee

     March 19, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund                                 $   18,285

Lehman Brothers Municipal Bond Index                       $   18,665

Lipper Georgia Municipal Debt Funds Average                $   17,548
--------------------------------------------------------------------------------

3/31/93                           10,000            10,000               10,000

2/94                              10,667            10,725               10,845

2/95                              10,867            10,826               10,999

2/96                              12,150            11,893               12,167

2/97                              12,733            12,493               12,793

2/98                              13,897            13,663               14,034

2/99                              14,751            14,374               14,838

2/00                              14,278            13,766               14,325

2/01                              16,226            15,494               16,055

2/02                              17,335            16,444               17,065

2/03                              18,665            17,548               18,285

--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods
     Ended                                             Since   Inception
     2/28/03      1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

     Georgia
     Tax-Free
     Bond Fund      7.15%       8.48%       5.43%       6.28%    3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   10.99   $   10.83   $   10.15   $   11.03   $   10.92

  Investment activities
  Net investment
  income (loss)     0.49        0.51*       0.52*       0.50*       0.50*

  Net realized and
  unrealized
  gain (loss)       0.28        0.16        0.68       (0.88)       0.11

  Total from
  investment
  activities        0.77        0.67        1.20       (0.38)       0.61

Distributions
  Net investment
  income           (0.49)      (0.51)      (0.52)      (0.50)      (0.50)

NET ASSET VALUE
End of period  $   11.27   $   10.99   $   10.83   $   10.15   $   11.03
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total return^       7.15%       6.29%*     12.08%*     (3.46%)*     5.73%*

Ratio of total
expenses to
average net
assets              0.65%       0.65%*      0.65%*      0.65%*      0.65%*

Ratio of net
investment
income (loss)
to average
net assets          4.39%       4.65%*      4.93%*      4.78%*      4.59%*

Portfolio
turnover rate       24.8%       32.1%       33.9%       48.5%       19.9%

Net assets, end
of period
(in thousands) $  86,622   $  77,807   $  69,874   $  57,380   $  62,037


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 2/28/03.


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                          February 28, 2003

Statement of Net Assets                                       Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

GEORGIA  96.6%

Albany - Dougherty County Hosp. Auth.
 Phoebe Putney Memorial Hosp.
  VRDN (Currently 1.15%) (AMBAC Insured)   $         1,500      $         1,500

Americus & Sumter County Hosp. Auth., Magnolia Manor
  6.25%, 5/15/19                                     1,000                  926

  Athens - Clarke County Residential Care Fac.
  Wesley Woods of Athens, 6.375%, 10/1/27              600                  523

Atlanta & Fulton County Recreation, GO, Park Improvement
  5.75%, 12/1/18 (AMBAC Insured)                     1,500                1,698

Atlanta Airport
  Zero Coupon, 1/1/10 (MBIA Insured) (mis.symbol)    1,285                  908

  5.50%, 1/1/26 (FGIC Insured)                       1,000                1,061

  5.60%, 1/1/30 (FGIC Insured)                       1,895                2,018

  6.25%, 1/1/14 (FGIC Insured) (mis.symbol)          1,000                1,144

Atlanta Water & Sewer, VRDN
  (Currently 1.15%)(FSA Insured)                       700                  700

Augusta Water & Sewer, 5.00%,
  10/1/27 (FSA Insured)                              1,000                1,024

Chatham County Hosp. Auth., Memorial Univ. Medical Center
  6.125%, 1/1/24                                     1,000                1,061

Chatham County School Dist., GO
  6.25%, 8/1/16 (Prerefunded 8/1/03!)                  625                  651
  6.75%, 8/1/18 (MBIA Insured)

  (Prerefunded 8/1/03!)                                750                  783

Cherokee County School Dist.,
  GO, 5.25%, 8/1/17                                    360                  394

Cherokee County Water & Sewer Auth.
  5.50%, 8/1/23 (MBIA Insured)                       1,000                1,127

Clayton County Water Auth.,
  6.25%, 5/1/16                                      1,000                1,175

Cobb - Marietta Coliseum & Exhibit Hall Auth.
  5.625%, 10/1/26 (MBIA Insured)                     1,000                1,142

Cobb - Marietta Water Auth.,
  5.25%, 11/1/21                                     1,000                1,085

Cobb County Dev. Auth., Kennesaw State Univ.
  VRDN (Currently 1.08%)                               200                  200

Columbia County, GO, Courthouse/Detention Center
  5.625%, 2/1/20                                     1,250                1,357

Columbia County Water & Sewer
  6.25%, 6/1/18 (FGIC Insured)
  (Prerefunded 6/1/10!)                              1,000                1,205

Coweta County Residential Care Fac. for the Elderly
 Wesley Woods of Newnan-Peachtree City
  8.25%, 10/1/26                           $           500      $           529

Crisp County Dev. Auth., Int'l Paper,
  6.20%, 2/1/20 (misc. symbol)                        1,000                1,031

Dekalb County Dev. Auth., Emory Univ.
  6.00%, 10/1/14 (Prerefunded 10/1/04!)                550                  602

Downtown Smyrna Dev. Auth.
  6.70%, 2/1/20 (MBIA Insured)
  (Prerefunded 2/1/05!)                              1,000                1,124

Fayette County Public Fac. Auth.
 Criminal Justice Center
  6.00%, 6/1/30 (Prerefunded 6/1/10!)                  500                  598

  6.25%, 6/1/20 (Prerefunded 6/1/10!)                  500                  606

Forsyth County, GO, 6.00%, 3/1/16                    1,250                1,439

Forsyth County School Dist., GO,
  6.00%, 2/1/16                                      1,000                1,158

Forsyth County Water & Sewer Auth.
  5.00%, 4/1/21                                      1,060                1,109

  5.00%, 4/1/32                                      1,000                1,018

  6.25%, 4/1/20 (Prerefunded 4/1/10!)                1,000                1,209

Fulton County Dev. Auth.
  Georgia Tech Foundation, 5.00%, 11/1/21            1,000                1,043

  PCR, Delta Airlines, 6.95%, 11/1/12                  600                  471

Fulton County Housing Auth., Single Family
  6.55%, 3/1/18 (GNMA Guaranteed) (misc.symbol)         55                   57

Fulton County Residential Care Fac. for the Elderly
  Canterbury Court, 6.30%, 10/1/24                     500                  508

Fulton County School Dist., GO,
  6.375%, 5/1/17                                       830                1,038

Fulton County Water & Sewage Auth.
  6.25%, 1/1/09 (FGIC Insured)                       1,000                1,183

  6.375%, 1/1/14 (FGIC Insured)
  (Escrowed to Maturity)                             1,410                1,720

Gainesville Water & Sewer
  5.25%, 11/15/18 (FSA Insured)                        915                  989

  6.00%, 11/15/12 (FGIC Insured)                     1,000                1,199

Georgia, GO
  5.25%, 7/1/17                                        500                  546

  6.25%, 4/1/14                                      1,000                1,226

  6.50%, 4/1/08                                      1,000                1,192

Georgia Housing & Fin. Auth.
 Single Family
  5.65%, 12/1/21 (misc.symbol)             $         1,000      $         1,052

  5.75%, 12/1/31 (misc.symbol)                       1,115                1,162

  5.80%, 12/1/21 (misc.symbol)                         670                  704

  5.80%, 12/1/26 (misc.symbol)                         490                  515

  6.05%, 12/1/16 (misc.symbol)                         500                  527

  6.25%, 12/1/28 (misc.symbol)                         465                  492

  6.60%, 6/1/25 (misc.symbol)                          190                  196

Georgia Municipal Gas Auth., Southern Storage Gas,
  6.00%, 7/1/04                                        500                  530

Georgia Private Colleges & Univ. Auth.
 Emory Univ.
  5.50%, 11/1/20                                       500                  551

  5.50%, 11/1/25                                     1,975                2,107

  5.50%, 11/1/33                                     1,500                1,600

Griffin Georgia Combined Public Utility Revenue

  5.125%, 1/1/27 (AMBAC Insured)                     1,000                1,037

Gwinnett County School Dist., GO,
  5.00%, 2/1/15                                      1,000                1,093

Gwinnett County Water & Sewage Auth., GO
  5.00%, 8/1/19                                      1,000                1,060

  5.25%, 8/1/24                                      1,000                1,057

Hall County & Gainsville Hosp. Auth.,
 Northeast Health System
  5.50%, 5/15/31                                     1,500                1,506

Henry County Water & Sewer Auth.
  5.00%, 2/1/07 (MBIA Insured)                       1,000                1,112

  5.125%, 2/1/20 (MBIA Insured)                      1,000                1,074

  5.625%, 2/1/30 (FGIC Insured)                      1,000                1,069

Jackson County School Dist., GO
  6.00%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/04!)                              1,000                1,085

Macon - Bibb County Urban Dev. Auth., GO,
  5.50%, 10/1/22                                     1,000                1,089
Macon Water & Sewage Auth.,
  5.00%, 10/1/21                                     1,000                1,042

Medical Center Hosp. Auth
 Columbus Regional Healthcare Systems
  5.50%, 8/1/25 (MBIA Insured)                       1,000                1,042

Metropolitan Atlanta Rapid Transit Auth.
  6.90%, 7/1/20 (MBIA Insured)
  (Prerefunded 7/1/04!) **                           1,325                1,453

  7.00%, 7/1/11 (MBIA Insured)
  (Escrowed to Maturity)                   $         2,685      $         3,352

Monroe County Dev. Auth., Georgia Power
  VRDN (Currently 1.20%)                               600                  600

Municipal Electric Auth. of Georgia
  5.25%, 11/1/22 (MBIA Insured)                        500                  528
  6.50%, 1/1/12 (Escrowed to Maturity)                 520                  613

  6.50%, 1/1/17 (MBIA Insured)                         155                  192

  6.60%, 1/1/18 (Escrowed to Maturity)               1,035                1,276

  7.25%, 1/1/24 (AMBAC Insured)                      1,000                1,354

Newton County Hosp. Auth., GO, Newton Health Systems
  6.00%, 2/1/20 (AMBAC Insured)                      1,000                1,113

Paulding County School Dist., GO, 6.00%,
  2/1/13 (MBIA Insured)                              1,000                1,192

Paulding County Water & Sewer, 6.00%,
  12/1/13 (MBIA Insured)                             1,000                1,197

Peach County School Dist., GO
  6.40%, 2/1/19 (MBIA Insured)
  (Prerefunded 2/1/05!)                                500                  559

Rockdale County Dev. Auth., Pratt
Industries USA,
  7.40%, 1/1/16 (misc.symbol)                          405                  408

Rockdale County School Dist., GO,
  6.50%, 1/1/09                                      1,000                1,109

Roswell, GO, 5.50%, 2/1/14
  (Prerefunded 2/1/09!)                              1,000                1,158

Savannah, Airport Commission, 5.25%,
  1/1/17 (FSA Insured)                               1,000                1,072

Savannah Economic Dev. Auth.,
Savannah College of Art & Design
  6.80%, 10/1/19                                       500                  537

Total Georgia (Cost $77,546)                                             83,692


PUERTO RICO  2.6%

Puerto Rico Electric Power Auth.,
  5.00%, 7/1/08                                      2,000                2,220

Total Puerto Rico (Cost $2,179)                                           2,220


T. Rowe Price Georgia Tax-Free Bond Fund
                  Value
In thousands

Total Investments in Securities
99.2% of Net Assets (Cost $79,725)                              $        85,912


Futures Contracts
                                     Contract       Unrealized
                  Expiration            Value      Gain (Loss)
                 ------------       -------------  -----------
                                         In thousands

Short, 15 Municipal
Bond Index Futures
contracts, $100,000
of Metropolitan
Atlanta
Rapid Transit Auth.
Bonds pledged as
initial margin          3/03      $    (1,560)     $       (41)
Net payments
(receipts)
of variation
margin to date                                                               36
Variation margin
receivable (payable)
on open futures
contracts                                                                    (5)

Other Assets
Less Liabilities                                                            715

NET ASSETS                                                          $    86,622
                                                                    -----------

Net Assets Consist of:
Undistributed net

investment
income (loss)                                                       $        37

Undistributed net
realized gain
(loss)                                                                     (984)

Net unrealized
gain (loss)                                                               6,146

Paid-in-capital
applicable to
7,688,580 shares
of no par value
shares of beneficial
interest outstanding;
unlimited number of
shares authorized                                                        81,423

NET ASSETS                                                          $    86,622
                                                                    -----------

NET ASSET VALUE
PER SHARE                                                           $     11.27
                                                                    -----------


(misc. symbol)   Interest subject to alternative minimum tax
            **   All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003
             !   Used in determining portfolio maturity
         AMBAC   AMBAC Assurance Corp.
          FGIC   Financial Guaranty Insurance Company
           FSA   Financial Security Assurance Inc.
          GNMA   Government National Mortgage Association
            GO   General Obligation
          MBIA   MBIA Insurance Corp.
           PCR   Pollution Control Revenue
          VRDN   Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/03
--------------------------------------------------------------------------------

Investment Income (Loss)
Interest income                                            $    4,172

Expenses

  Investment management                                           353

  Custody and accounting                                           94

  Shareholder servicing                                            51

  Prospectus and shareholder reports                               14

  Legal and audit                                                  13

  Trustees                                                          5

  Registration                                                      3

  Proxy and annual meeting                                          1

  Miscellaneous                                                     4

  Total expenses                                                  538

  Expenses paid indirectly                                         (1)

  Net expenses                                                    537

Net investment income (loss)                                    3,635

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                      284

  Futures                                                           3

  Net realized gain (loss)                                        287

Change in net unrealized gain (loss)

  Securities                                                    1,857

  Futures                                                         (41)

  Change in net unrealized gain (loss)                          1,816

Net realized and unrealized gain (loss)                         2,103

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $    5,738
                                                           ----------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/03              2/28/02
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $         3,635      $         3,491

  Net realized gain (loss)                             287                  (17)

  Change in net unrealized
  gain (loss)                                        1,816                1,034

  Increase (decrease) in net
  assets from operations                             5,738                4,508

Distributions to shareholders

  Net investment income                             (3,626)              (3,479)

Capital share transactions *

  Shares sold                                       19,391               19,636

  Distributions reinvested                           2,662                2,595

  Shares redeemed                                  (15,350)             (15,327)

  Increase (decrease) in net
  assets from capital
  share transactions                                 6,703                6,904

Net Assets

Increase (decrease) during period                    8,815                7,933

Beginning of period                                 77,807               69,874

End of period                              $        86,622      $        77,807
                                           ---------------      ---------------

*Share information

  Shares sold                                        1,756                1,804

  Distributions reinvested                             241                  238

  Shares redeemed                                   (1,390)              (1,410)

  Increase (decrease) in shares outstanding            607                  632


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                         February 28, 2003

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, Georgia municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $1,000 for the year ended February 28, 2003.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2003, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,719,000 and $19,597,000, respectively, for the year ended February 28, 2003.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended February 28, 2003 totaled $3,626,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2003, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                               $6,428,000

     Unrealized depreciation                                 (283,000)

     Net unrealized appreciation (depreciation)             6,145,000

     Undistributed tax-exempt income                            4,000

     Capital loss carryforwards                              (950,000)

     Paid-in capital                                       81,423,000

     Net assets                                           $86,622,000
                                                          -----------
--------------------------------------------------------------------------------

     The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the fund utilized $279,000 of capital loss carryforwards. As of February 28, 2003, the fund had $319,000 of capital loss carryforwards that expire in 2008, $613,000 that expire in 2009, and $18,000 that expire in 2010.

     For the year ended February 28, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net realized gain                           84,000

     Paid-in capital                                          (84,000)
--------------------------------------------------------------------------------

At February 28, 2003, the cost of investments for federal income tax purposes was $79,726,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $27,000.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed 0.65%. Thereafter, through February 28, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's expense ratio to exceed 0.65%. Pursuant to this and a prior agreement, $5,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended February 28, 2003. At February 28, 2003, unaccrued management fees in the amount of $10,000 remain subject to reimbursement by the fund through February 28, 2005.

     In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $101,000 for the year ended February 28, 2003, of which $8,000 was payable at period-end.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the "Fund") at February 28, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2003


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/03

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o    $3,630,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.
--------------------------------------------------------------------------------

Independent Trustees

Name
(Date of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1986
Director, Chairman of the Board, President,
and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (as of 4/03)
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2001
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President,
Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
1986
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
1992
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2001
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Inside Trustees

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

William T. Reynolds
(5/26/48)
1991
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1986
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Chairman of the Board, State Tax-Free Income Trust
--------------------------------------------------------------------------------
M. David Testa
(4/22/44) 1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside trustee serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Linda A. Brisson (7/8/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Steven G. Brooks, CFA (8/5/54)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Jonathan M. Chirunga (2/2/66)
Vice President, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Maria H. Condez (4/3/62)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

G. Richard Dent (11/14/60) Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Charles B. Hill (9/22/61)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, State Tax-Free Income Trust
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price
Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price, T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

T. Dylan Jones (2/7/71)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Marcy M. Lash (1/30/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Alan D. Levenson (7/17/58)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Konstantine B. Mallas (5/26/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. McDonald (9/29/49)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Timothy G. Taylor (9/15/75)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


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T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

30092    F92-050  2/28/03